Quarterly Holdings Report
for
Fidelity Freedom® Blend 2070 Fund
June 30, 2026
Y70-NPRT1-0826
1.9912146.102
Bond Funds - 2.7%
	Shares	Value ($)
Fidelity Series Long-Term Treasury Bond Index Fund (b) (Cost $1,848,085)	346,207	1,845,285

Domestic Equity Funds - 53.8%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (b)	320,862	8,740,284
Fidelity Series Large Cap Growth Index Fund (b)	178,528	5,584,362
Fidelity Series Large Cap Stock Fund (b)	194,866	5,752,431
Fidelity Series Large Cap Value Index Fund (b)	487,824	10,332,114
Fidelity Series Small Cap Core Fund (b)	101,321	1,645,460
Fidelity Series Small Cap Opportunities Fund (b)	52,512	1,061,259
Fidelity Series Value Discovery Fund (b)	198,617	3,706,201
TOTAL DOMESTIC EQUITY FUNDS (Cost $31,697,344)		36,822,111

International Equity Funds - 43.3%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	94,572	1,978,453
Fidelity Series Canada Index Fund (b)	70,222	702,220
Fidelity Series Emerging Markets Fund (b)	132,401	2,020,434
Fidelity Series Emerging Markets Opportunities Fund (b)	253,920	8,160,984
Fidelity Series International Growth Fund (b)	223,561	4,822,202
Fidelity Series International Index Fund (b)	110,730	1,841,435
Fidelity Series International Small Cap Fund (b)	27,532	520,637
Fidelity Series International Value Fund (b)	283,351	4,743,290
Fidelity Series Overseas Fund (b)	295,475	4,783,744
Fidelity Series Select International Small Cap Fund (b)	3,333	51,568
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $25,706,532)		29,624,967

U.S. Treasury Obligations - 0.0%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/9/2026 (d) (Cost $29,976)	3.63	30,000	29,976

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $64,572)	3.69	64,559	64,572

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $59,346,509)	68,386,911
NET OTHER ASSETS (LIABILITIES) - 0.1%	54,360
NET ASSETS - 100.0%	68,441,271

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	35	9/2026	3,929,844	(11,706)
CME E-Mini S&P 500 Index Contracts (United States)	20	9/2026	754,825	7,620
TOTAL LONG				(4,086)
SHORT
CME E-Mini Russell 2000 Index Contracts (United States)	(21)	9/2026	(319,788)	(10,384)
TOTAL FUTURES CONTRACTS				(14,470)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $29,976.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	19,467	50,065	4,960	433	-	-	64,572	64,559	0.0%
Total	19,467	50,065	4,960	433	-	-	64,572

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series Blue Chip Growth Fund	5,884,691	2,049,771	880,756	-	23,629	1,662,949	8,740,284	320,862
Fidelity Series Canada Fund	1,894,011	746,704	704,298	-	(8,136)	50,172	1,978,453	94,572
Fidelity Series Canada Index Fund	-	702,220	-	-	-	-	702,220	70,222
Fidelity Series Commodity Strategy Fund	228,080	68,998	293,546	-	27,189	(30,721)	-	-
Fidelity Series Emerging Markets Fund	1,236,967	554,220	50,426	-	882	278,791	2,020,434	132,401
Fidelity Series Emerging Markets Opportunities Fund	4,984,443	2,113,036	234,930	-	(2,116)	1,300,551	8,160,984	253,920
Fidelity Series Government Money Market Fund	-	64,717	64,717	128	-	-	-	-
Fidelity Series International Growth Fund	3,351,032	1,133,037	223,951	-	(2,964)	565,048	4,822,202	223,561
Fidelity Series International Index Fund	1,296,863	470,655	50,944	-	(990)	125,851	1,841,435	110,730
Fidelity Series International Small Cap Fund	446,835	56,024	18,186	-	(1,313)	37,277	520,637	27,532
Fidelity Series International Value Fund	3,360,885	1,302,883	128,236	-	(778)	208,536	4,743,290	283,351
Fidelity Series Large Cap Growth Index Fund	3,758,976	1,504,833	323,175	21,055	4,684	639,044	5,584,362	178,528
Fidelity Series Large Cap Stock Fund	3,673,229	1,728,527	140,095	-	987	489,783	5,752,431	194,866
Fidelity Series Large Cap Value Index Fund	6,998,666	2,703,051	443,259	-	6,437	1,067,219	10,332,114	487,824
Fidelity Series Long-Term Treasury Bond Index Fund	2,181,695	544,599	874,375	19,219	(19,543)	12,909	1,845,285	346,207
Fidelity Series Overseas Fund	3,360,011	1,157,930	152,900	-	(4,808)	423,511	4,783,744	295,475
Fidelity Series Select International Small Cap Fund	37,507	10,609	-	-	-	3,452	51,568	3,333
Fidelity Series Small Cap Core Fund	1,255,507	404,865	239,948	55,056	5,456	219,580	1,645,460	101,321
Fidelity Series Small Cap Opportunities Fund	679,720	266,402	26,773	-	1,144	140,766	1,061,259	52,512
Fidelity Series Treasury Bill Index Fund	-	194,064	194,064	385	-	-	-	-
Fidelity Series Value Discovery Fund	2,534,197	1,010,621	148,500	-	1,795	308,088	3,706,201	198,617
	47,163,315	18,787,766	5,193,079	95,843	31,555	7,502,806	68,292,363

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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